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                                                                   Exhibit 24(b)
                                                                   -------------

                                POWER OF ATTORNEY
                                -----------------


         We, the undersigned officers and directors of The E. W. Scripps Company, an Ohio corporation (the "Company"), hereby constitute and appoint M. Denise Kuprionis and William Appleton as our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for us and in our stead, in any and all capacities to execute and file a registration statement on Form S-8 pursuant to the Securities Act of 1933 in order to register Class A Common Shares under such Act for issuance to officers and key employees of the Company under the Company's 1997 Long-Term Incentive Plan, and all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have executed this power on May 23, 2002.




/s/ William R. Burleigh             /s/ Kenneth W. Lowe
------------------------------      -------------------------------------------
William R. Burleigh, Chairman       Kenneth W. Lowe, Chief Executive Officer,
                                     President and Director

                                    /s/ Nicholas B. Paumgarten
------------------------------      -------------------------------------------
Charles E. Scripps, Director        Nicholas B. Paumgarten, Director


/s/ Ronald W. Tysoe                 /s/ John H. Burlingame
------------------------------      -------------------------------------------
Ronald W. Tysoe, Director           John H. Burlingame, Director


/s/ Edward W. Scripps               /s/ Julie A. Wrigley
------------------------------      -------------------------------------------
Edward W. Scripps, Director         Julie A. Wrigley, Director


/s/ Paul K. Scripps                 /s/ Lee Masters
------------------------------      -------------------------------------------
Paul K. Scripps, Director           Lee Masters, Director


/s/ Nackey E. Scagliotti            /s/ Joseph G. NeCastro
------------------------------      -------------------------------------------
Nackey E. Scagliotti                Joseph G. NeCastro, Senior Vice President
                                     and Chief Financial Officer